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                                                                   EXHIBIT 10.18

                                 AMENDMENT NO. 2

                                       TO

                            ASSET PURCHASE AGREEMENT

     This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT (this "Amendment") is made and entered into as of this 23rd day of July, 2002, by and between Vision Technologies Kinetics, Inc., a Delaware corporation, or its nominee as designated under Section 10.13 (the "Buyer"), on the one hand, and Friede Goldman Halter, Inc., a Mississippi corporation, Halter Marine, Inc., a Nevada corporation, Halter Marine, Inc., a Louisiana corporation, Halter Gulf Repair, Inc., a Delaware corporation, Halter Marine Services, Inc., a Mississippi corporation, Halter Marine Gulfport, Inc., a Nevada corporation, Gulf Coast Fabrication, Inc., a Mississippi corporation, and Halter Marine Pascagoula, Inc., a Delaware corporation, Debtors-in-Possession (collectively, the "Seller") under jointly administered Case No. 01-52173 in the United States Bankruptcy Court in the Southern District of Mississippi filed on April 19, 2001. (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the Purchase Agreement referred to below.)

     WHEREAS, Buyer and Seller entered into that certain Asset Purchase Agreement, made and entered into as of July 23, 2002, as amended (the "Purchase Agreement"), pursuant to which Seller agreed to sell, and Buyer agreed to buy, substantially all of the assets used in connection with the Business; and

     WHEREAS, Buyer has prevailed as the successful bidder at the Auction and the parties hereby desire to amend the Purchase Agreement accordingly;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments.

     (a) Section 2.1.1 of the Purchase Agreement is hereby amended by substituting the following as the Purchase Price: "Sixty-Seven Million Dollars ($67,000,000)".

     (b)  The following is hereby added as a new Section 8.10 to the Purchase
          Agreement:



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               "8.10 HSR Act Filing

               By no later than five (5) business days following entry of the Approval Order by the Bankruptcy Court, Buyer shall make all applicable filings with the Federal Trade Commission and the Department of Justice required under the HSR Act."

     2. Continuation of Purchase Agreement. Except as modified by this Amendment, the Purchase Agreement shall continue in full force and effect.

     3. Counterparts. This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Asset Purchase Agreement as of the day and year first above written.

                               VISION TECHNOLOGIES KINETICS INC.

                               By:  /s/ Alan Bragassam
                                  ---------------------------------------------
                               Name:    Alan Bragassam
                               Title: Authorized Officer

                               FRIEDE GOLDMAN HALTER, INC.

                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title:   Senior Vice President-Administration

                               HALTER MARINE, INC., a Nevada corporation

                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President

                               HALTER MARINE, INC., a Nevada corporation

                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President.

                               HALTER MARINE, INC., a Louisiana corporation


                               By:  /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President



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                               HALTER MARINE SERVICES, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President

                               HALTER MARINE GULFPORT, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President

                               HALTER MARINE PASCAGOULA, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President

                               GULF COAST FABRICATION, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President

                               HALTER GULF REPAIR, INC.

                               By: /s/ Richard T. McCreary
                                  ---------------------------------------------
                               Name: Richard T. McCreary
                               Title: Executive Vice President

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